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                                                                   EXHIBIT 21.1
                         SUBSIDIARIES OF THE REGISTRANT


KATZ COMMUNICATIONS, INC.
Domicile: Delaware

BANNER RADIO SALES, INC.
Domicile: Delaware

CHRISTAL RADIO SALES, INC.
Domicile: Delaware

EASTMAN RADIO SALES, INC.
Domicile: Delaware

SELTEL INC.
Domicile: Delaware

KATZ MILLENNIUM MARKETING INC.
Domicile: Delaware

KATZ CABLE CORPORATION
Domicile: Delaware

THE NATIONAL PAYROLL COMPANY, INC.
Domicile: Delaware

THE CABLE COMPANY, INC. (dormant)
Domicile: Delaware

KATZ INTERNATIONAL LIMITED
Domicile: England

KATZ TELEVISION SALES LIMITED
Domicile: England

KATZ RADIO SALES LIMITED
Domicile: England